UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Verigy Ltd.
(Name of Registrant as Specified in Its Charter)

Advantest Corporation
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The following presentation materials were used in connection with a joint press conference held by Advantest Corporation and Verigy Ltd. on March 28, 2011 U.S. time in Tokyo, regarding the acquisition of Verigy Ltd. by Advantest Corporation.

Joint Press Conference March 28, 2011 ADVANTEST VERIGY

Combined Company Vision Global Supplier of Innovative Test Solutions

Executive Summary Transaction Terms

Transaction Terms Offer Price $15.00 per share Represents a transaction value of approximately $1.1 Billion Consideration 100% cash consideration Premia 64% premium to unaffected close (1) 67% premium to 30 day average (1) 75% premium to 60 day average (1) Employee Stock Awards •All unvested RSUs vest at closing Options assumed on similar terms adjusted for the Offer Price Key Conditions to Close Verigy shareholder approval Antitrust approvals Other customary closing conditions Corporate Structure Verigy to operate as a wholly-owned- subsidiary (1) Unaffected close as of 12/3/10, date prior to public disclosure of Advantest’s initial offer of $12.15 per share

Executive Summary Combination benefits  1. Complementary expertise Advantest in DRAM Memory, CPU and Digital Consumer Verigy in GPU, Wireless baseband & RF and Application Processors Advantest in Japan & Asia, Verigy in US & Europe as well Advantest in IDMs and mass production line, Verigy in the Fabless, Foundry and OSAT and in R&D use as well Little overlap among major customers 2. Broad commitment to test and measurement Broad commitment to test and measurement, extending the combined company’s technologies to new businesses and applications

Executive Summary Combination benefits (Cont.) 3. Innovation Innovation as the driver for current and future success 4. Comprehensive & Global Comprehensive & global product offering of advanced semiconductor test solutions Global in governance, culture, reach and resources A global workforce is key to achieving the combined vision 5. Financial Strong financial position to ensure customers of our long-term viability Survive future industry downturns and compete more effectively against competitors

Combination Benefits

Best-in-Class Solutions for Customers Expand capabilities and test solutions Image DRAM Flash SoC LCD Power IC Other Sensor Front-End Back-End Front-End Back-End Digital RF Mixed Signal High-Speed Handler EB Lithography CDSEM 3D Imaging Elec. Meas. Advantest Optical  Sens. Probe Card T53 Series T55 Series T53 Series T53 Series T2000 T2000 T2000 T63 Series T85 Series T77 Series T57 Series T57 Series T65 Series T65 Series T65 Series T2000 ISS T2000 IPS NPX B85 Series T7912 Probe Card Other Verigy HSM V6000WS V6000FT V6000WS (2200/2300 V93000 V93000 V93000 V6000e V6000e/6800) V101 Pro-Forma Competitive strength

Broad Commitment to Test and Measurement / Innovation Customers will enjoy significant benefits Customers will enjoy significant benefits (Innovative test solution / high quality customer services) Customers Combine Combine application Combine Combine R&D investment expertise and capabilities and test technological resources resources close to all  solutions across strengths and technical semiconductor multiple segments expertise companies worldwide

Employees By Function Advantest(1) (2) Verigy(3) (4) Pro-Forma Sales 246 + 72 = 318 Customer Support 731 + 511 = 1,242 Manufacturing 579 + 146 = 725 R&D 1,139 + 375 = 1,514 Notes: Other （Administrative (1) As of March 31st, 2010 456 + 361 = 817 (2) Source: 20-F (filed at June etc） 25th, 2010) (3) As of January 21st, 2011 Total 3,151 1,465 4,616 (4) Source: Verigy management The combination would create a more diversified global business with the ability to better service customers and manage operations globally

Financial Ensures financially stable provider that customers can be comfortable investing in LTM Revenue LTM R&D expenses Combined business would have diverse and larger scale of revenue streams Research and development budget would be expected to increase to drive technology advancements and innovation Ensures financially stable provider with products that customers can be comfortable investing in Notes: (1) Assumed exchange rate of 1 USD = ¥ 81 as of March 25th, 2011 (2) Source: Advantest public filings as of December 31st, 2010 (3) Source: Verigy public filings as of January 31st, 2011

Conclusion 1. Expanded and comprehensive test solutions with complementary expertise to cover all memory and SOC requirements 2. Global sales and applications expertise with focused commitment to test and measurement 3. Strong presence at Top Global IDM, Fabless, Foundry and OSAT customers 4. Extended R&D resources to enable rapid pace of Innovation 5. Global in governance, culture, reach and resources to achieve the company’s combined vision 6. Strong financial position to ensure customers of long-term viability

Additional Information and Where You Can Find It On March 28, 2011 (Japan Time), Verigy Ltd. (“Verigy”) and Advantest Corporation (“Advantest”) entered into a definitive agreement providing for a business combination of the two companies. In connection with the proposed transaction, Verigy will file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to the shareholders of Verigy. Investors and shareholders of Verigy are urged to read the proxy statement when it becomes available because it will contain important information about Verigy and the proposed transaction. The proxy statement (when it becomes available), and any other documents filed by Advantest or Verigy with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Advantest by contacting Advantest Investor Relations Section by e-mail at satsuki.tsuruta@jp.advantest.com or by telephone at (81-3) 3214-7570, or filed with the SEC by Verigy by contacting Verigy Investor Relations by e-mail at judy.davies@verigy.com or by telephone at 1-408-864-7549. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any decision with respect to the proposed transaction. Each of Advantest, Verigy and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Verigy shareholder in favor of the proposed transaction. Information regarding Advantest’s directors and executive officers who may be considered to be participants is available in the Schedule 14A filed with the SEC by Advantest on March 22, 2011. Information about the directors and executive officers of Verigy and their respective interests in the proposed transaction will be available in the proxy statement. Additional information regarding the Verigy directors and executive officers is also included in Verigy's Report on Form 10-K and its amended Annual Report on Form 10-K/A, which was filed with the SEC by Verigy on February 25, 2011. As of February 14, 2011, Verigy’s directors and executive officers beneficially owned approximately 1,988,016 shares, or 3.3 percent, of Verigy’s ordinary shares. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Advantest and Verigy at the e-mail addresses and phone numbers listed above.

Cautionary Statement Regarding Forward -Looking Statements This presentation contains statements that may be deemed to be forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on Advantest, Verigy and their respective Boards of Directors’ current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in these statements. These statements include statements regarding the expected benefits and costs of the transaction, the plans, strategies and objectives of management for future operations, and the expected closing of the proposed transaction. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: failure of the Verigy shareholders to approve the proposed transaction; failure of the parties to obtain required antitrust clearances or required third party consents or to satisfy other conditions to closing; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies from the Advantest and Verigy transaction; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Advantest and Verigy generally, including those set forth in the filings of Advantest and Verigy with the SEC, especially in the “Risk Factors” section of Advantest’s annual reports on Form 20-F and its Report of Foreign Private Issuer on Form 6-K, and the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Verigy’s annual reports on Form 10-K and quarterly reports on Form 10-Q and its current reports on Form 8-K, as well as other SEC filings. Advantest and Verigy are under no obligation to (and expressly disclaim any such obligation to) update or alter any forward-looking statements as a result of developments occurring after the date of this presentation.